UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 14, 2023
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-36182	20-1622502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of principal executive offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Xencor, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. A total of 58,351,294 shares of the Company’s common stock were present or represented by proxy at the meeting, which represents approximately 96.63% of the 60,387,018 shares of the Company’s common stock that were outstanding and entitled to vote at the meeting as of the record date of April 17, 2023. Stockholders considered the five proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”).

Proposal 1. Election of Directors

The Company’s stockholders elected the seven persons listed below as directors, each to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The final voting results are as follows:

		Votes	Broker
	Votes for	Withheld	Non-Votes
Dr. Bassil I. Dahiyat	54,034,880	1,635,439	2,680,975
Dr. Ellen G. Feigal	53,709,086	1,961,233	2,680,975
Dr. Kevin C. Gorman	54,022,790	1,647,529	2,680,975
Mr. Kurt A. Gustafson	53,917,267	1,753,052	2,680,975
Dr. A. Bruce Montgomery	53,973,899	1,696,420	2,680,975
Mr. Richard J. Ranieri	53,792,814	1,877,505	2,680,975
Ms. Dagmar Rosa-Bjorkeson	44,326,023	11,344,296	2,680,975

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of RSM US LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
57,762,046	582,716	6,532	-

Proposal 3. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of its named executive officers as disclosed in the Proxy Statement. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
53,903,252	1,760,454	6,613	2,680,975

Proposal 4. Approval of the Company’s 2023 Equity Incentive Plan

The Company’s stockholders approved the Company’s 2023 Equity Incentive Plan. The final voting results are as follows:

			Broker
Votes for	Votes Against	Abstentions	Non-Votes
45,680,668	9,952,360	37,292	2,680,975

Proposal 5. Advisory Vote on the Frequency of Future Non-Binding Advisory Stockholder Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, “one year” for the frequency of future advisory stockholder votes on the compensation of its named executive officers. The final voting results are as follows:

				Broker
One Year	Two Year	Three Year	Abstentions	Non-Votes
53,884,063	124	1,778,570	7,562	2,680,975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2023	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary

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